Exhibit 10.10

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Notice of Grant of Stock Options             IMS Health Incorporated
and Option Agreement
                                             ID: 06-1506026
                                             200 Nyala Farms
                                             Westport, CT  06880

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                                             Plan:          D-98

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Effective  ____________,  you have been granted a Non-Qualified  Stock Option to buy ______ shares of IMS Health Incorporated (the Company) stock at $_________ per share.

Shares will vest in accordance with the following schedule:

         Percent Vesting          Vest Date             Expiration Date
         ---------------          ---------             ---------------
            one-sixth
            one-sixth
            one-sixth
            one-sixth
            one-sixth
            one-sixth


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By the Company's signature below, and your acceptance of the stock option grant, you and the Company agree that these options are governed by the terms and conditions of the Non-Employee Directors' Stock Incentive Plan and the Plan Prospectus, all of which are attached and made part of this document.


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/s/ Kenneth S. Siegel

Kenneth S. Siegel
SVP, General Counsel and Secretary
IMS Health Incorporated